Exhibit 24(a)


                                POWER OF ATTORNEY
                                -----------------


KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Daniel F. Hopp and Roy W. Templin, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement of Whirlpool Corporation on Form S-4 (Registration No. 333-128686), and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                               /s/ Larry M. Venturelli
                                               ---------------------------
                                               Larry M. Venturelli

                                POWER OF ATTORNEY
                                -----------------


KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Daniel F. Hopp and Roy W. Templin, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement of Whirlpool Corporation on Form S-4 (Registration No. 333-128686), and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                               /s/ David L. Swift
                                               ---------------------------
                                               David L. Swift

                                POWER OF ATTORNEY
                                -----------------


KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Daniel F. Hopp and Roy W. Templin, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement of Whirlpool Corporation on Form S-4 (Registration No. 333-128686), and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                               /s/ Michael A. Todman
                                               ---------------------------
                                               Michael A. Todman